FREEPORT-McMoRAN COPPER & GOLD

EXPANDING RESOURCES

2nd Quarter 2013 Earnings Conference Call

July 23, 2013



FCX
LISTED
NYSE

www.fcx.com

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as projections or expectations relating to ore grades and milling rates, production and sales volumes, unit net cash costs, operating cash flows, capital expenditures, exploration efforts and results, development and production activities and costs, liquidity, tax rates, the impact of copper, gold, molybdenum, cobalt, oil and gas price changes, the impact of derivative positions, the impact of deferred intercompany profits on earnings, reserve estimates, future dividend payments and potential share purchases, and estimated EBITDA. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "intends," "likely," "will," "should," "to be," and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration of dividends is at the discretion of FCX's Board and will depend on FCX's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board.

FCX cautions readers that forward-looking statements are not guarantees of future performance and its actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include demand for and prices of copper, gold, molybdenum, cobalt, oil and gas, mine sequencing, production rates, drilling results, the outcome of ongoing discussions with the Indonesian government, the potential effects of violence in Indonesia, the resolution of administrative disputes in the Democratic Republic of Congo, labor relations, the ability to retain current or future lease acreage rights, unanticipated hazards for which we have limited or no insurance coverage, failure of third party partners to fulfill their capital and other commitments, adverse conditions that could lead to structural or mechanical failures or increased costs, changes in reserve estimates, currency translation risks, risks associated with the integration of recently acquired oil and gas operations, industry risks, regulatory changes, political risks, weather- and climate-related risks, environmental risks, litigation results, and other factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2012, filed with the U.S. Securities and Exchange Commission (SEC) as updated by FCX's subsequent filings with the SEC.

Investors are cautioned that many of the assumptions on which FCX's forward-looking statements are based are likely to change after its forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may or may not be able to control. Further, FCX may make changes to its business plans that could or will affect its results. FCX cautions investors that it does not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in FCX's assumptions, changes in business plans, actual experience or other changes, and FCX undertakes no obligation to update any forward-looking statements.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and per pound of molybdenum, oil and gas realized revenues, oil and gas revenues before derivatives and cash production costs per barrel of oil equivalent (BOE). As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are in the supplemental schedules of this presentation which are also available on FCX's website, "www.fcx.com."

2Q13 Highlights

- Completed Oil & Gas Acquisitions
  - Results Reflect One Month Beginning in June
  - Strong Margins and Cash Flows
- Strong Operating Performance in Americas and Africa
- Copper and Gold Volumes and Unit Net Cash Costs Impacted by May 14th Accident at Indonesian Operations
- Advanced Development Projects
- Board Declared $1.00/Share Supplemental Dividend Paid on July 1st
- Taking Actions to Reduce or Defer Capital Expenditures and Consider Asset Sales

Annual Shareholder Meeting

- **Annual Meeting Held on July 16, 2013:**
  - Election of Our 15 Director Nominees
  - Ratification of Appointment of Ernst & Young as Independent Auditor
  - Advisory Vote on Say on Pay – Did Not Receive Majority Vote
    - Board to Consider Shareholder Feedback
    - Objective: Incentivize and Reward Executives for Performance and Long-term Value Creation for Shareholders
- **Shareholder Proposals:**
  - *Advisory Vote on Independent Chairman – Received a Majority of Votes Cast*
    - Independent Members of our Board Appointed Gerald Ford to the newly created position of Lead Independent Director
    - Board believes this structure is in the best interest of our shareholders and addresses this non-binding advisory proposal.
  - *Bylaw Amendment on Shareholder right to call a Special Meeting with 15% Ownership – Received a Majority of Votes Cast*
    - Has been incorporated into the corporate by-laws
  - *Proposals on Environmental Director and Board Diversity – Did Not Receive a Majority of Votes Cast*

Recent Performance

	Performance Since 12/4/2012	Performance Since 12/31/2012
Commodities		
Copper	(13%)	(12%)
Gold	(22%)	(20%)
Molybdenum	(19%)	(21%)
Nickel	(20%)	(18%)
Aluminum	(14%)	(12%)
Iron Ore	+12%	(10%)
Met Coal Benchmark	(15%)	(12%)
Brent Crude	(2%)	(3%)
WTI Oil	+21%	+16%
Natural Gas	+5%	+11%

	Total Return* Since 12/4/2012	Total Return* Since 12/31/2012
Selected Equity Peer Groups		
FCX	(19%)	(9%)
Large Copper Producers	(20%) - (30%)	(23%) - (32%)
Large Gold Producers	(23%) - (48%)	(20%) - (49%)
Diversified Miners	(9%) - (29%)	(17%) - (35%)
Energy Index	+18%	+15%

Source: Bloomberg as of July 22, 2013
** includes dividends paid period to date*

World Class Copper Discoveries Are Extremely Rare

Recoverable Copper Reserves


Million metric tons
0
5
10
15
20
25
30
Escondida - 1979
Grasberg Complex - 1988
Collahuasi - 1979
Cananea - 1926
Andina - 1865
KGHM Polish Copper - 1957
Pebble Project - 1988
Cerro Verde - 1860s
El Teniente - 1910
Toquepala - 1950

2013e Copper Production


Thousand metric tons
0
200
400
600
800
1000
1200
Escondida - 1979
Grasberg Complex - 1988
Chuquicamata - 1910
Antamina - 1996
El Teniente - 1910
Collahuasi - 1979
Los Pelambres - 1996
Los Bronces - 1876
Norilsk - 1935
Morenci - 1870s

Source: Wood Mackenzie 1Q13
e=estimate

Office of the Chairman



James R. Moffett
Chairman of the Board



Richard C. Adkerson
Vice Chairman,
President and CEO



James C. Flores
Vice Chairman,
President and CEO
of Oil & Gas Business

Financial Highlights

Sales Data	2Q13	2Q12
Copper		
Consolidated Volumes (mm lbs)	951	927
Average Realization (per lb)	$3.17	$3.53
Site Production & Delivery Unit Costs (per lb)	$2.11	$2.01
Unit Net Cash Costs (per lb)	$1.85	$1.49
Gold		
Consolidated Volumes (000's ozs)	173	266
Average Realization (per oz)	$1,322	$1,588
Oil Equivalents for Period Beginning June 1st		
Consolidated Volumes (MMBOE)	5.0	-
Realized Revenues ($ per BOE) (1)	$74.37	-
Cash Production Costs ($ per BOE)	$16.58	-

Financial Results (in millions, except per share amounts)	2Q13 (2)	2Q12
Revenues	$4,288 (3)	$4,475
Net Income Applicable to Common Stock	$482 (3)	$710
Diluted Earnings Per Share	$0.49	$0.74
Operating Cash Flows (4)	$1,034	$1,182
Capital Expenditures	$1,173	$840
Total Debt	$21,215 (5)	$3,523
Consolidated Cash	$3,294	$4,508

(1) Realized revenues exclude unrealized gains (losses) on oil and gas derivative instruments.
(2) Results include PXP's operations beginning June 1, 2013, and MMR's operations beginning June 4, 2013.
(3) Includes net gains of $265 million or $0.27/share related to the oil and gas acquisitions completed in 2Q 2013.
(4) Includes working capital sources (uses) and changes in other tax payments of $235 million in 2Q13 and ($54) million in 2Q12.
(5) Includes $0.7 billion in fair value adjustments. Face amount of debt totals $20.5 billion.

Quarterly Mining Operating Summary

2Q13 Unit Production Costs

(per pound of copper)	North America	South America	Indonesia[1]	Africa	Consolidated
Cash Unit Costs					
Site Production & Delivery	$2.09	$1.62	$3.55	$1.47	$2.11
By-Product Credits	(0.25)	(0.24)	(1.20)	(0.30)	(0.41)
Treatment Charges	0.08	0.16	0.23	-	0.12
Royalties [1]	-	-	0.13	0.06	0.03
Unit Net Cash Costs	$1.92	$1.54	$2.71	$1.23	$1.85

Sales From Mines for 2Q13 & 2Q12 by Region


North America
372
361
Cu
mm lbs
23(2)
20(2)
Mo
mm lbs
2Q13 2Q12 2Q13 2Q12
South America(3)
315
301
Cu
mm lbs
2Q13 2Q12
Indonesia(4)
158
183
Cu
mm lbs
151
247
Au
000 ozs
2Q13 2Q12 2Q13 2Q12
Africa(5)
106
82
Cu
mm lbs
2Q13 2Q12

(1) Unit costs in Indonesia reflect the impact of the production suspension in 2Q13.
(2) Includes 2 mm lbs in 2Q13 and 2Q12 from South America
(3) Gold sales totaled 21k ozs in 2Q13 and 16k ozs in 2Q12. Silver sales totaled 809k ozs in 2Q13 and 712k ozs in 2Q12.
(4) Silver sales totaled 452k ozs in 2Q13 and 476k ozs in 2Q12.
(5) Cobalt sales totaled 5 mm lbs in 2Q13 and 6 mm lbs in 2Q12.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" on FCX's website.

Quarterly Oil & Gas Operating Summary

June 2013 Oil & Gas Margins by Region

	California	Eagle Ford	Haynesville/ Madden/ Other	GOM	Consolidated
Operating Margin					
Realized Revenue per BOE	$94.48	$76.94	$23.77	$78.07	$74.37
Cash Production Costs per BOE	30.98	12.79	6.91	14.07	16.58
Cash Operating Margin per BOE	$63.50	$64.15	$16.86	$64.00	$57.79

June 2013 Oil & Gas Sales by Region


California
37 (1)
Oil
MBOE/D
Eagle Ford
37 (2)
37
Haynesville/ Madden/Other
137
Gas
MMcfe/d
GOM (4)
50 (3)
86

(1) Includes ~ 6 MMcfe/d of natural gas
(2) Includes ~ 6 MBOE/d of NGLs
(3) Includes ~ 4 MBOE/d of NGLs
(4) GOM Shelf totaled 15 MBOE/d and approximates 22% of the GOM total.

NOTE: Cash operating margin reflects realized revenues less cash production costs. Realized revenues exclude unrealized gains (losses) on derivative instruments and cash production costs exclude accretion and other noncash costs. In addition, derivative instruments for FCX's oil and gas operations are managed on a consolidated basis; accordingly realized revenues per BOE for the regions do not reflect adjustments for these amounts. For a reconciliation of realized revenues and cash production costs per BOE applicable to amount reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" on FCX's website.

Copper Market Commentary

- China Remains Important Demand Driver
  - Slower Growth – but on Larger Base
- Continued Improvement in U.S. Demand
  - Automotive Continues to Show Strength
  - Housing Sector Recovery Continues
- European Demand Remains Weak
- Lack of Scrap Availability Supporting Cathode Demand Globally
- Consumer Inventories Remain Low
- Supply Challenges Persist
- Favorable Long-term Demand Drivers and Supply Constraints

FCX Responding to Recent Weakness and Will Continue to Adjust Plans as Required

Cost Reductions/Deferrals

2013e-2014e - $1.9 billion

Capital Cost Reductions/Deferrals

$1.4 billion


South America $0.3
Africa $0.2
North America $0.3
Indonesia $0.2
Oil & Gas $0.4

Key Reductions/Deferrals

- El Abra Sulfolix leach pad to 2019
- Miami smelter expansion (timing)
- Transmission line upgrades in Indonesia to 2016
- Certain facilities at Grasberg
- Timing of UG development activities in Indonesia
- Second acid plant at Tenke (savings)
- Tenke Phase II expansion (savings)
- Reductions in Oil & Gas capex

Other Cost Reductions

$0.2 bln	Minerals Exploration and R&D
0.2	Outside services & other costs, including admin
0.1	Reclamation deferrals
$0.5 bln	

Ongoing Review of Capital & Cost Areas

e = estimate. See Cautionary Statement.

Asset Sales

- **Initiated Plans to Divest Conventional Oil and Gas GOM Shelf Properties – Expected in 4Q 2013**
- **Broad Set of Assets Provides Many Alternatives for Actions to Further Enhance Flexibility and Value for Shareholders**
- **Additional Capital Costs Reductions and Divestitures will be Pursued as Required**
- ***Goal:* Maintain Strong Balance Sheet while Preserving Strong Resource Position with Attractive Long-term Opportunities**

Brownfield Development Projects

Tenke Fungurume Phase II Expansion	Cerro Verde Mill Expansion	Morenci Mill Expansion
$0.9 billion*	~$4.4 billion	$1.6 billion
• Completed on time & within budget • Incremental 150 mm lbs of copper per annum (50% increase) • Performing well • $0.6 billion incurred to-date**	• Commenced construction in 1Q13 • Completion expected in 2016 • Expected to add 600 mm lbs of copper per annum • $0.8 billion incurred to-date**	• Construction in Progress • Startup Expected in 2014 • Expected to add 225 mm lbs of copper per annum • $0.6 billion incurred to-date**


Phase II Expansion


First Flotation Cells


Hydraulic Roll Crusher

+1 billion pounds per annum increase by 2016

- *Proven Technology*
- *Capital efficiency*
- *Higher risk-adjusted returns than greenfield*

* *includes a second sulphuric acid plant*
** *as of 6/30/2013*

Update on PT Freeport Indonesia

- May 14th Tunnel collapse in Training Facility
  - 28 Fatalities & 10 Injuries
- Sudden ground failure in long-standing excavated area is unusual and unprecedented in PT-FI history
- Existence of ceiling impeded ability to detect weakened condition


QMS Training Center
(accident location)
Grasberg open pit
Grasberg Block Cave
Amole 2,900m elev
DOZ
DMLZ
Big Gossan
MLA
Grasberg BC Spur
Kucing Liar Spur
Big Gossan Spur
DMLZ Spur
N
Portals (at Ridge Camp)
Common Infrastructure 2,500m elev

- Corrective actions taken with emphasis on removal of obstructions that inhibit inspections
- Results of internal inspections confirm overall UG mining areas are safe
- Resumed Open Pit operations (June 24) & UG (July 9)
- Production Impacts (PT-FI's share)
  - 2Q13: 125mm lbs Cu & 125K ozs Au
  - Full year 2013 Sales Impact: 230mm lbs Cu & 250K ozs Au
    - Includes deferral of higher grade ore from open pit & timing of UG ramp-up
    - Shortfalls are expected to be recovered in future periods

Update on Grasberg

- **Unusually low metal production in 2012 & 2013 compared with historical levels**
  - **Low ore grades**
  - **Suspension of operations in 2Q13**
  - **Sequencing/timing of access of higher grade ore in Open Pit**
  - **Ramp-up of DOZ**
- **Outlook for improving metal production & resulting net unit cash costs**


Aggregate Grasberg Production*
(billion lbs Cu & million ozs Au per year)
Copper
1.4
0.7
0.9
1.5
2002-2011 (average)
2012
2013e
2014e-2016e (average)
Gold
2.3
0.9
1.0
2.5
2002-2011 (average)
2012
2013e
2014e-2016e (average)


Average Unit Net Cash Costs**
(¢ per lb of copper)
13¢
124¢
151¢
2014e-2016e (average)
2007-2011 (average)
2012
2013e
Net Credit

* includes Rio Tinto's share; PT-FI's share (in billion lbs Cu & million ozs Au): 2002-2011 average is 1.2 Cu & 2.0 Au, 2012 is 0.7 Cu & 0.9 Au, 2013e is 0.9 Cu & 1.0 Au and 2014e-2016e is 1.3 Cu & 2.1 Au

** $1,300 gold price for 2013e-2016e; 2014e/2015e unit net cash costs are expected to be higher than the 2016e average because of the impact of 2016e volumes

NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" on FCX's website. e = estimate. See Cautionary Statement.

Exploration Targets in Major Mineral Districts


Morenci
Cerro Verde
2013e
$185 mm
North America 20%
South America 23%
Other Areas 13%
16% Indonesia
Africa 28%
2014e
$130 mm
19%
18%
20%
24%
19%
Grasberg
Tenke Fungurume

Note: FCX's consolidated share; e = estimate. See Cautionary Statement.

Oil & Gas Development Activities

California

- Long Established Oil Production History
- Strong Margins and Cash Flows
- Activities Focused on Maintaining Stable Production

Eagle Ford

- Large Oil/Liquids Rich Resource
- Flexible Structure
- Near-term: Managing for Cash Flows

Deepwater

- Lucius Development On Time & Budget - First Production Expected in 2H14
- Large Scale Infrastructure Provides Attractive Subsea Tieback Opportunities to Drive Growth
- Awarded 11 Blocks from Recent Lease Sale

Haynesville

- Significant Gas Resource (5+ Tcfe)
- Preserving Rights for Potential Improvements in Prices









Oil & Gas Exploration Activities


Lomond North
Louisiana
Lineham Creek
England
Davy Jones
Blackbeard Area
Barbosa
Calico Jack

Ultra-Deep

- Industry Leading Position in Emerging Trend
- 2 Exploratory Wells Drilling Onshore South La.
  - Lineham Creek (36% WI)
  - Lomond North in Highlander Area (72% WI)
- Extensive Inventory of Large, High Quality Prospects
- Potential to Develop Long-term, Low-cost Source of Natural Gas

Phobos – Deepwater GOM

- Discovery Announced in April 2013
- Reviewing Data to Determine Future Plans
- Close Proximity to Lucius Could Enhance Economics
- FM O&G 50% WI


Thick Pliocene oil column, large upside Miocene potential
Lucius
Phobos #1BP2
Keathley Canyon
Sigsbee Escarpment
Proven oil column in Upper Wilcox, upside potential in Lower Wilcox
Phobos

2013 Outlook

- ***Sales Outlook:***
  - Copper: 4.1 Billion lbs.
  - Gold: 1.1 Million ozs.
  - Molybdenum: 92 Million lbs.
  - Oil Equivalents(1): 35 MMBOE (~65% Oil)
- ***Unit Cost (2):***
  - $1.58/lb of Copper in 2013e
  - $19/BOE
- ***Operating Cash Flows (3):***
  - ~$5.8 Billion (@$3.15/lb Copper in 2H13)
  - Each 10¢/lb Change in Copper for the Remainder of 2013 = $200 Million
- ***Capital Expenditures:***
  - $5.5 Billion

(1) For the period June 1, 2013 through December 31, 2013.
(2) Assumes average prices of $1,300/oz gold and $10/lb molybdenum for the remainder of 2013. The impact of price changes for the remainder of 2013 on consolidated unit net cash costs would approximate $0.01 per pound for each $50 per ounce change in the average price of gold and $0.01 per pound for each $2 per pound change in the average price of molybdenum.
(3) Assumes average prices of $1,300/oz gold , $10/lb molybdenum and $105 per barrel for Brent crude oil for the remainder of 2013; each $100/oz change in gold would have an approximate $60 MM impact, each $2.00/lb change in molybdenum would have an approximate $55 MM impact; and each $5 increase in oil would have an approximate $55 mm impact.
e = estimate. See Cautionary Statement.

Production Profile

Copper Sales (billion lbs)


5.0+
4.1
4.5
5
4
3
2
1
0
2013e
2014e
2015e
Includes Projects
Currently
Under Way*

Note: Consolidated copper sales include approximately 795 mm lbs in 2013e, 760 mm lbs in 2014e and 900+ mm lbs in 2015e for noncontrolling interest; excludes purchased copper.

*Includes Cerro Verde expansion (2016 full rates) & Morenci mill expansion, targeted for 2014.
e = estimate. See Cautionary Statement.

Gold Sales (million ozs)


2
1
0
1.1
1.8
1.7
2013e
2014e
2015e

Note: Consolidated gold sales include approximately 115k ozs in 2013e, 180k ozs in 2014e and 160k ozs in 2015e for noncontrolling interest.

Molybdenum Sales (million lbs)


100
75
50
25
0
92
95
100
2013e
2014e
2015e

Oil & Gas Sales (MMBOE)


75
50
25
0
35
57
61
2013e
2014e
2015e

Note: 2013e is an estimate for period June 1, 2013 through December 31, 2013.

2013e Operating Estimates

2013e Unit Production Costs

(per pound of copper)	North America	South America	Indonesia	Africa	Consolidated (3)
Cash Unit Costs (1)					
Site Production & Delivery (2)	$2.00	$1.53	$2.76	$1.43	$1.94
By-product Credits	(0.23)	(0.27)	(1.59)	(0.26)	(0.53)
Treatment Charges	0.10	0.16	0.22	-	0.14
Royalties (2)	-	-	0.12	0.07	0.03
Unit Net Cash Costs	$1.87	$1.42	$1.51	$1.24	$1.58

2013e Sales by Region


North America
1,460
Cu
mm lbs
92(4)
Mo
mm lbs
South America
1,330
Cu
mm lbs
125(5)
Au
000's ozs
Indonesia
855
Cu
mm lbs
1.0
Au
mm ozs
Africa
450
Cu
mm lbs
24
Co
mm lbs

(1) Estimates assume average prices of $3.15/lb for copper, $1,300/oz for gold, $10/lb for molybdenum and $12/lb for cobalt for the remainder of 2013. Quarterly unit costs will vary significantly with quarterly metal sales volumes. Unit net cash costs would change by ~$0.01/lb for each $50/oz change in gold and $0.01/lb for each $2/lb change in molybdenum.

(2) Production costs include profit sharing in South America and severance taxes in North America.

(3) Higher 2014e Grasberg volumes would have an approximate $0.25/lb favorable impact on 2013e consolidated cash unit costs

(4) Includes molybdenum produced in South America

(5) Includes gold produced in North America

Note: e = estimate. See Cautionary Statement.

EBITDA and Cash Flow at Various Copper Prices

Average EBITDA
($1,300 Gold, $10 Molybdenum & $100 Oil)


(US$ billions)
$24
$18
$12
$6
$0
2016e
2014e/2015e Average
~40% Increase
Cu $3.00/lb
Cu $3.50/lb
Cu $4.00/lb

Average Operating Cash Flow (excluding Working Capital changes)
($1,300 Gold, $10 Molybdenum & $100 Oil)


(US$ billions)
$16
$12
$8
$4
$0
2016e
2014e/2015e Average
~40% Increase
Cu $3.00/lb
Cu $3.50/lb
Cu $4.00/lb

Note: For 2014e/2015e average, each $50/oz change in gold approximates $75 million to EBITDA and $45 million to operating cash flow; each $2.00/lb change in molybdenum approximates $80 million to EBITDA and $65 million to operating cash flow; each $5.00/bbl increase in oil approximates $160 million to EBITDA and $140 million to operating cash flow. EBITDA equals operating income plus depreciation, depletion and amortization.

e = estimate. See Cautionary Statement.

Sensitivities (US$ millions)

Change	2014e/2015e EBITDA	2014e/2015e Operating Cash Flow
Copper: -/+ $0.10/lb	$470	$330
Molybdenum: -/+ $1.00/lb	$80	$65
Gold: -/+ $50/ounce	$75	$45
Oil Sales:(1)		
+ $10/bbl	$405	$340
- $10/bbl (2)	($380)	($325)
Oil Sales Net of Diesel Costs:(1,3)		
+ $10/bbl	$320	$280
- $10/bbl	($295)	($265)
Natural Gas:(4) + $1/Mcf	$45	$35
- $1/Mcf	($45)	($35)
Currencies:(5) +/- 10%	$175	$130

(1) Oil sales sensitivity calculated using base Brent price assumption of $100/bbl in 2014 and 2015.
(2) Amounts are net of $73 mm changes related to hedging gain in 2014; no hedging impacts below $70/bbl because of limits in place on 2014 puts.
(3) Amounts are net of $85 mm (EBITDA) and $60 mm (c/f) for mining cost impacts of a $10/bbl change in oil prices.
(4) Natural gas sensitivity calculated using base NYMEX price assumption of $4.50/MMbtu in 2014 and 2015. Amounts net of $18 mm impact from hedging in 2014.
(5) U.S. Dollar Exchange Rates: 475 Chilean peso, 9,500 Indonesian rupiah, $1.00 Australian dollar, $1.28 Euro, 2.70 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against foreign currencies equates to a cost benefit of noted amounts.
NOTE: Based on 2014e/2015e averages. Operating cash flow amounts exclude working capital changes. e = estimate. See Cautionary Statement.

Capital Expenditures (1)


(US$ billions)
$8
$6
$4
$2
$0
$5.5
Oil & Gas
1.5 (2)
Major Projects
2.3 (3)
Other Mining
1.7
TOTAL MINING
4.0
$6.5
2.7
2.7
1.1
3.8
$6.7
2.9
2.7
1.1
3.8
2013e
2014e
2015e

(1) Capital expenditure estimates include projects in progress. Project spending will continue to be reviewed and revised subject to market conditions.
(2) Estimate for the period June 1, 2013 through December 31, 2013.
(3) Primarily includes Cerro Verde expansion, Morenci mill expansion and Grasberg underground development.

Note: Includes capitalized interest.
e = estimate. See Cautionary Statement.

Committed to Balance Sheet Management

Strong Track Record

- Reduce Debt to $12 Billion within 3 year period
- Strong Cash Flows and Capital Discipline
- Large Resource Base
- Ongoing Review of Divestitures
- Prepared to Respond to Varying Market Conditions
- Seek Opportunities to Repay or Refinance Higher Cost Acquisition Debt

6/30/2013 Balances

($ in bns)


$20.5
$17.2
Total Debt*
Net Debt**

Debt/EBITDA *2.2x* *1.8x*

Average Interest Cost: 4.4%

*Excludes fair value adjustments

**Excludes impact of $1 per share supplemental dividends paid on July 1, 2013 totaling $1.0 billion

Financial Policy

- **Maintain Strong Balance Sheet & Liquidity Position**
  - **Achieve Targeted Debt Reductions Over Next 3 Years**
- **Invest in Projects with Strong Financial Returns/Capital Discipline**
- **Anticipate Continuing Current Common Stock Dividend Rate: $1.25/Share per Annum**
- **Board to Review Financial Policy on an Ongoing Basis**
- **Committed to Long-standing Tradition of Maximizing Value for Shareholders**

Summary

A Strong & Focused Organization

Maximize Total Shareholder Returns

Strong Management of the Base

- Operational Excellence
- Achieve Production Targets
- Effective Cost and Capital Management
- Manage HS&E and Other Inherent Risks

Return Driven Growth

- Prioritize Highest Value Opportunities
- Evaluate Best Uses of Cash
- Scalable, Long-lived, Low Cost Assets
- Strong Execution

Protect the Balance Sheet

Strong Cash Dividends

Reference Slides



2013e Quarterly Payable Metal Sales

Copper Sales (million lbs)


1,250
1,000
750
500
250
0
954
951
1,060
1,130
1Q13
2Q13
3Q13e
4Q13e

Note: Consolidated copper sales include approximately 182 mm lbs in 1Q13, 188 mm lbs in 2Q13, 210 mm lbs in 3Q13e and 215 mm lbs in 4Q13e for noncontrolling interest; excludes purchased copper.

e = estimate. See Cautionary Statement.

Gold Sales (thousand ozs)


400
300
200
100
0
214
173
330
400
1Q13
2Q13
3Q13e
4Q13e

Note: Consolidated gold sales include approximately 22k ozs in 1Q13, 18k ozs in 2Q13, 35k ozs in 3Q13e and 40k ozs in 4Q13e for noncontrolling interest.

Molybdenum Sales (million lbs)


30
20
10
0
25
23
22
22
1Q13
2Q13
3Q13e
4Q13e

Oil & Gas Sales (MMBOE)


15
10
5
0
N/A
5
15
15
1Q13
2Q13
3Q13e
4Q13e

Note: 2Q13 reflects operating results for the period beginning June 1, 2103.

FREEPORT-MCMORAN COPPER & GOLD

2nd Half 2013e Oil & Gas Operating Estimates


California
Operating Cost: $30/bbl
Pricing: Brent Based
Madden & Haynesville
Operating Cost: $1.35/Mcfe
Pricing: NYMEX
Operating Cost: $14/bbl
Pricing: LLS
Eagle Ford
Gulf of Mexico Shelf/ Deepwater
Operating Cost: $19/bbl
Pricing: LLS/NYMEX

2nd Half 2013e Oil & Gas Sales by Region


California
40 (1)
Oil
MBOE/D
Eagle Ford
29 (2)
30
Haynesville/ Madden/Other
135
Gas
MMcfe/d
GOM (4)
51 (3)
96

(1) Includes ~ 7 MMcfe/d of natural gas
(2) Includes ~ 4 MBOE/d of NGLs
(3) Includes ~ 5 MBOE/d of NGLs
(4) Includes GOM Shelf production

NOTE: Operating costs exclude DD&A and G&A. DD&A (including accretion) is expected to approximate $35/BOE. Oil realizations are expected to approximate 93% of Brent in 2H13e.
e = estimate. See Cautionary Statement.

Oil & Natural Gas Hedging Positions

Oil Indexed to Brent

2H13


Swaps
40k bbls/d
@ $109.23
Collars
25k bbls/d
$100 floor
$80 limit
$124 Ceiling
5k bbls/d
$90 floor
$70 limit
$126 Ceiling
Puts
17k bbls/d
$90 floor
$70 limit
$6.25 ADP
13k bbls/d
$100 floor
$80 limit
$6.80 ADP
Unhedged
9%

110 Mbbls/d*

2014


Puts
75k bbls/d
$90 floor
$70 limit
$5.74 ADP
30k bbls/d
$95 floor
$75 limit
$6.09 ADP
5k bbls/d
$100 floor
$80 limit
$7.11 ADP
Unhedged
1%

111 Mbbls/d*

2015


Unhedged
28%
Puts
84k bbls/d
$90 floor
$70 limit
$6.90 ADP

116 Mbbls/d*

Natural Gas Indexed to Henry Hub

2H13	2014	2015
Swaps – 110/d @ $4.27	Swaps – 100/d @ $4.09	No Hedges

NOTE: As of July 22, 2013; ADP = average deferred premium.
** Estimated production for oil. See Cautionary Statement.*

Capitalization Table

(US$ billions)

June 30, 2013 Capitalization	Amount	%	Rates
Cash and Cash Equivalents (1)	$ 3.3	--	
FCX Revolver	$ 0.0	0%	0.0%
FCX Senior Notes & Term Loan	13.5	27%	3.0%
FMC Senior Notes	0.4	1%	7.5%
FM Oil & Gas Senior Notes (2)	6.4	13%	7.0%
Other Subsidiary Debt	0.2	0%	4.0%
Subtotal	$20.5	41%	4.4%
Fair Value Adjustment (3)	0.7	1%	
Total Debt	21.2		
Market Value of Existing Equity (4)	28.7	58%	
Total Market Capitalization	$49.9	100%	
Total Debt / Market Capitalization	42.5%		
LTM Credit Statistics			
Debt / EBITDA (5)	2.2x		
Net Debt / EBITDA (5)	1.8x		
EBITDA / Interest (6)	10.8x		

(1) Excludes impact of $1 per share supplemental dividends paid on July 1, 2013 totaling $1.0 billion
(2) Excludes fair value adjustments; FCX is guarantor of FM O&G debt
(3) Fair value adjustment for FM Oil & Gas Senior Notes
(4) Based on 1.0378 billion shares outstanding and FCX's closing stock price of $27.61 on June 30, 2013
(5) Based on pro forma EBITDA of $9.7 billion for the twelve months ending June 30, 2013
(6) Based on June 30, 2013 annualized interest of $896 million

e = estimate. See Cautionary Statement.

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2013e-2021e

2013e – 2017e PT-FI Share
Total: 5.7 billion lbs copper
Annual Average: 1.14 billion lbs

2013e – 2017e PT-FI Share
Total: 8.2 million ozs gold
Annual Average: 1.64 million ozs


Copper, billion lbs
Gold, million ozs
0.9
1.0
1.1
1.7
1.3
1.6
1.5
3.0
0.9
0.9
1.1
1.3
2013e
2014e
2015e
2016e
2017e
2017e-
2021e
Annual
Average

e = estimate. Amounts are projections; see Cautionary Statement.
Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

Grasberg Open Pit


9N
8E
9S
N

Mining Sequence in 2013

Copper Equivalent Cross Section


A
B
9N and 9S are the Primary Ore Pushbacks in 2013
9S
1Q13
9N
1Q13
End 2012
LEGEND
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
B
A

Mining Sequence in 2013

Copper Equivalent Cross Section


A
B
9N and 9S are the Primary Ore Pushbacks in 2013
9S
1Q13
2Q13
9N
1Q13
2Q13
End 2012
LEGEND
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
B
A

Mining Sequence in 2013

Copper Equivalent Cross Section


A
B
9N and 9S are the Primary Ore Pushbacks in 2013
9S
9N
1Q13
2Q13
3Q13
1Q13
3Q13
2Q13
End
2012
Grasberg Plan View
A
B
LEGEND
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2013

Copper Equivalent Cross Section


A
B
9N and 9S are the Primary Ore Pushbacks in 2013
9S
9N
1Q13
2Q13
3Q13
4Q13
1Q13
3Q13
2Q13
4Q13
End 2012
Grasberg Plan View
A
B
LEGEND
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2014

Copper Equivalent Cross Section


A
B
9N and 9S are the Primary Ore Pushbacks in 2014
9S
9N
End 2013
2014
LEGEND
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
B
A

Mining Sequence in 2015

Copper Equivalent Cross Section


A
B
9N and 9S are the Primary Ore Pushbacks in 2015
9S
9S
9N
End 2014
2015
Grasberg Plan View
B
A
LEGEND
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2016

Copper Equivalent Cross Section


A
B
9S is the Primary Ore Pushback in 2016
End 2015
9S
2016
LEGEND
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
B
A

FREEPORT-McMoRAN COPPER & GOLD

PT Freeport Indonesia

Life-of-Mine Production Sequencing


Grasberg Open Pit
258mm mt
0.90% Cu & 0.98 g/t Au
DOZ
176mm mt
0.57% Cu & 0.71 g/t Au
Big Gossan
54mm mt
2.26% Cu & 0.97 g/t Au
Deep MLZ
517mm mt
0.84% Cu & 0.70 g/t Au
Grasberg UG
999mm mt
1.01% Cu & 0.78 g/t Au
Kucing Liar
420mm mt
1.25% Cu & 1.07 g/t Au
COW Term, including extensions
2013 2015 2017 2019 2021 2023 2025 2027 2029 2031 2033 2035 2037 2039 2041

Note: Aggregate reserves (tonnes and grades) at 12/31/2012